UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

October 17, 2013

Tengasco, Inc.
(Exact Name of Registrant as specified in its charter)

Commission File Number 1-15555

Delaware	87-0267438
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

11121 Kingston Pike, Suite E, Knoxville, Tennessee 37934
(Address of Principal Executive Office)

(865) 675-1554
(Registrant's Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Item 7.01	Regulation FD Disclosure.

The Annual Meeting of Stockholders (the "Annual Meeting") of Tengasco, Inc. ("the Company") was held on October 17, 2013 for the purpose of considering and voting on: (1) electing Matthew K. Behrent, Hughree F. Brooks, and Peter E. Salas to the Board of Directors to hold office until their successors shall have been elected and qualify; (2) ratifying the appointment by the Board of Directors of Hein & Associates, LLP to serve as the independent certified public accountants for the current fiscal year; (3) approving, by non-binding advisory vote, the compensation of the Company’s executive officers; and (4) approving by non-binding advisory vote, the frequency of future votes to approve compensation of the Company’s executive officers.

At the close of business on August 20, 2013, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 60,842,413 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 52,813,755 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

All of the nominated directors were elected as follows:

Total shares voted:

(1) Election of Directors:	For	Withheld

Hughree F. Brooks	25,329,793	1,727,005
Matthew K. Behrent	25,329,793	1,976,430
Peter E. Salas	26,385,710	951,111

(2) Proposal to ratify appointment of Hein & Associates, LLP as the Company’s independent certified public accountants for Fiscal 2013

For: 49,159,516	Against: 1,138,007

(3) Proposal to approve, by non-binding advisory vote, the compensation paid by the Company to its executive officers

For: 25,464,712	Against: 1,716,189

(4) Proposal to approve, by non-binding advisory vote, the frequency of future votes by the Company’s stockholders to approve the compensation paid by the Company to its executive officers

Every year: 3,839,037	Every Two Years: 22,896,474	Every Three Years: 295,775

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: October 17, 2013

Tengasco, Inc.

By: s/Michael J. Rugen
Michael J. Rugen,
Chief Executive Officer

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Presentation Made at Annual Shareholder’s Meeting
99.2	Comments of Peter E. Salas, Chairman of the Board, at Annual Shareholder’s Meeting

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: October 17, 2013	Tengasco, Inc.

	By:	s/Michael J. Rugen
Michael J. Rugen,
Chief Executive Officer